Exhibit 10.1

EXECUTION COPY

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on January 26, 2022, by and between Mountain Crest Acquisition Corp. Ill, a Delaware corporation (the “Issuer”), and the undersigned subscriber (the “Investor”).

WHEREAS, this Subscription Agreement is being entered into in connection with the Agreement and Plan of Merger, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among Issuer, Etao International Group., a Cayman Islands corporation (the “Company”), and Wensheng Liu, in his capacity as the Company Stockholders’ Representative (the “Stockholders’ Representative”), pursuant to which, among other things, (1) the Issuer will merge with and into a to be formed Cayman Islands company named MC III Merger Sub I Inc. (“Purchaser”), with the Issuer being the surviving corporation in the merger and (2) the Company will merge with and into a to be formed Cayman Islands company named MC III Merger Sub II Inc. (“Merger Sub”), with the Company as the surviving corporation in the merger and, after giving effect to such merger, the Company being a wholly owned subsidiary of Purchaser and the Purchaser will change its name to Etao International Co., Ltd. and become a listed public company on The New York Stock Exchange (the “Transaction”);

WHEREAS, in connection with the Transaction, Issuer is seeking commitments from interested investors to purchase, substantially concurrent with the closing of the Transaction, shares of Issuer’s common stock, par value $0.0001 per share (the “Shares”), in a private placement for a purchase price of $10.00 per share;

WHEREAS, the aggregate purchase price to be paid by the Investor for the subscribed Shares (as set forth on the signature page hereto) (the “Acquired Shares”) is referred to herein as the “Subscription Amount;” and

WHEREAS, on or about the date of this Subscription Agreement, Issuer is entering into subscription agreements substantially similar to this Subscription Agreement with certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or “accredited investors” (within the meaning of Rule 501(a) under the Securities Act) (the “Other Subscription Agreements” and together with this Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Investors” and together with the Investor, the “Investors”), pursuant to which the Other Investors, severally, have agreed to purchase additional Shares on the closing date of the Transaction.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Investor and Issuer acknowledges and agrees as follows:

1.       Subscription. The Investor hereby irrevocably subscribes for and agrees to purchase from Issuer the number of Shares set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein. The Investor acknowledges and agrees that Issuer reserves the right to accept or reject the Investor’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance, and the same shall be deemed to be accepted by Issuer only when this Subscription Agreement is signed by a duly authorized person by or on behalf of Issuer; Issuer may do so in counterpart form.

2.       Closing. The closing of the sale of the Shares contemplated hereby (the “Closing”) shall occur on the closing date (the “Closing Date”) and be conditioned upon the prior or substantially concurrent consummation of the Transaction. Upon delivery of written notice from (or on behalf of) Issuer to the Investor (the “Closing Notice”), that Issuer reasonably expects all conditions to the closing of the Transaction to be satisfied or waived on an expected closing date that is not less than five (5) business days from the date on which the Closing Notice is delivered to the Investor, the Investor shall deliver to the escrow agent (the “Escrow Agent”) appointed by the Issuer at least two (2) business days prior to the closing date of the Transaction, the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) specified by the Escrow Agent in the Closing Notice. On the Closing Date, Issuer shall issue the Acquired Shares to the Investor and promptly cause such Shares to be registered in book entry form in the name of the Investor on Issuer’s share register and the Escrow Agent shall release the Subscription Amount to the Issuer. In the event the closing of the Transaction does not occur within two (2) business days of the expected closing date in the Closing Notice, unless otherwise agreed by Issuer and the Investor, Issuer or Escrow Agent shall promptly (but not later than two (2) business days thereafter) return the Subscription Amount to the Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by the Investor, and any book entries or share certificates shall be deemed cancelled. For purposes of this Subscription Agreement, “business day” shall mean a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close. Prior to or at the Closing, Investor shall deliver to Issuer a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

3.       Closing Conditions. The obligation of the parties hereto to consummate the purchase and sale of the Acquired Shares pursuant to this Subscription Agreement is subject to the satisfaction or valid waiver of the conditions that, on the Closing Date:

(a)       there shall not be in force any injunction or order enjoining or prohibiting the issuance and sale of the Shares under this Subscription Agreement, and no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Subscription Agreement;

(b)       the terms of the Transaction Agreement (including the conditions thereto) shall have been satisfied (as determined by the parties to the Transaction Agreement) or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction), and the closing of the Transaction shall be scheduled to occur substantially concurrently with or immediately following the Closing;

(c)       no suspension of the qualification of the Shares for offering or sale or trading, and no suspension or removal from listing of the Shares on any securities exchange, shall have occurred, been initiated, or been threatened or notified to the Issuer in writing;

(d)       with respect to Issuer’s obligation to close, (i) the representations and warranties made by the Investor in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such date), without giving effect to the consummation of the Transactions, and (ii) the Investor shall have performed its obligations and covenants required under this Subscription Agreement to be performed by it on or prior to the Closing Date (unless such obligation or covenant has been otherwise validly waived);

(e)       with respect to the Investor’s obligation to close, (i) the representations and warranties made by Issuer in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such date), without giving effect to the consummation of the Transaction, and (ii) Issuer shall have performed its obligations and covenants required under this Subscription Agreement to be performed by it on or prior to the Closing Date (unless such obligation or covenant has been otherwise validly waived);

(f)       with respect to the Investor’s obligation to close, no term of the Transaction Agreement (as in effect on the date hereof) shall have been amended, modified or waived in a manner that would reasonably be expected to materially adversely affect the economic benefits that the Investor (in its capacity as such) would reasonably expect to receive under this Subscription Agreement;

(g)       with respect to the Investor’s obligation to close, there shall have been no amendment, waiver or modification of any Other Subscription Agreement that materially benefits any Other Investor thereunder (other than terms particular to the legal or regulatory requirements applicable to such Other Investor), unless the Investor has been offered substantially the same benefits; and

(h)       with respect to the Investor’s obligation to close, Issuer shall have obtained all consents or approvals (including any approval of Issuer’s shareholders) necessary to permit Issuer to perform its obligations under this Subscription Agreement.

4.       Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5.       Issuer Representations and Warranties. Issuer represents and warrants to the Investor that:

(a)       Issuer is a Delaware corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Issuer has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)       As of the Closing Date, the Shares will be duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Issuer’s certificate of incorporation (as in effect at such time of issuance) or under the Delaware General Corporation Law.

(c)       This Subscription Agreement has been duly authorized, executed and delivered by Issuer and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Investor, this Subscription Agreement is enforceable against Issuer in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

(d)       The issuance and sale by Issuer of the Shares pursuant to this Subscription Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Issuer or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Issuer or any of its subsidiaries is a party or by which Issuer or any of its subsidiaries is bound or to which any of the property or assets of Issuer is subject that would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Issuer and its subsidiaries, taken as a whole (a “Material Adverse Effect”), or materially affect the validity of the Shares or the ability of Issuer to comply in all material respects with its obligations under this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of Issuer; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Issuer or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the ability of Issuer to comply in all material respects with its obligations under this Subscription Agreement.

(e)       As of their respective filing dates, all reports required to be filed by Issuer with the U.S. Securities and Exchange Commission (the “SEC”) since its initial public offering (the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder. None of the SEC Reports filed under the Exchange Act included, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that Issuer makes no such representation or warranty with respect to any registration statement or any proxy statement/prospectus to be filed by Issuer with respect to the Transaction. Issuer has timely filed with the SEC each SEC Report that Issuer was required to file with the SEC. There are no material outstanding or unresolved comments in comment letters received by Issuer from the SEC (including from the staff of the Division of Corporation Finance of the SEC) with respect to any of the SEC Reports.

(f)       Assuming the accuracy of the representations and warranties of the Investor, Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Acquired Shares pursuant to this Subscription Agreement, other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) the filings required in accordance with the terms of this Subscription Agreement; (iv) those required by The New York Stock Exchange (“NYSE”), including with respect to obtaining approval of Issuer’s stockholders, and (v) the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(g)       Issuer is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect. Issuer has not received any written communication from a governmental authority or the NYSE that alleges that Issuer is not in compliance with or is in default or violation of any applicable law, except where such noncompliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h)       Except for such matters as have not had and would not reasonably be expected to have a Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of Issuer, threatened in writing against Issuer or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against Issuer.

(i)       The authorized share capital of the Issuer consists, as of the date hereof and as of immediately prior to the closing date of the Transaction, of 30,000,000 shares of common stock, 7,051,084 of which are issued and outstanding, including 5,417,193 shares of common stock subject to possible redemption.

(j)       Issuer has not entered into any agreement with any Other Investors relating to such Other Investors’ purchase of the Shares other than the Other Subscription Agreements entered into with such Other Investors. The Other Subscription Agreements (and any amendments thereto) reflect the same purchase price per Share and other material terms with respect to the purchase of the Shares are no more favorable to such Other Investor thereunder than the terms of this Subscription Agreement (other than terms particular to the regulatory requirements of such Other Investor or its affiliates or related funds).

(k)       The Investor, in no circumstances, will be required to pay, reimburse or otherwise be liable for any portion of the fees paid by Issuer to the Placement Agent (as defined below) or such similar fees.

(l)       The issued and outstanding Shares are registered pursuant to Section 12(b) of the Exchange Act and are currently listed for trading on the Nasdaq Stock Market. There is no suit, action, proceeding or investigation pending or, to the knowledge of Issuer, threatened against Issuer by Nasdaq or the SEC with respect to any intention by such entity to deregister the Shares or prohibit or terminate the listing of the Shares on Nasdaq. Issuer has taken no action that is designed to terminate or is reasonably expected to result in the termination of the registration of the Shares under the Exchange Act or the listing of the Shares on Nasdaq and is in compliance in all material respects with the listing requirements of Nasdaq.

(m)       Issuer has provided the Investor with a true and correct copy of the Transaction Agreement as in effect on the date hereof.

(n)       There are no securities or instruments issued by or to which Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares, (ii) the shares to be issued pursuant to any Other Subscription Agreement or (iii) the shares to be issued pursuant to the Transaction, in each case, that have not been or will not be validly waived on or prior to the closing date of the Transaction.

6.       Investor Representations and Warranties. The Investor represents and warrants to Issuer that:

(a)       The Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an institutional “accredited investor” (within the meaning of Rule 501(a) )(1), (2), (3), (7) or (8) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Shares only for its own account and not for the account of others, or if the Investor is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information set forth on Schedule A). The Investor is not an entity formed for the specific purpose of acquiring the Shares and is an “institutional account” as defined by FINRA Rule 4512(c).

(b)       The Investor acknowledges and agrees that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act that the Shares have not been registered under the Securities Act and that Issuer is not required to register the Shares except as set forth in Section 7 of this Subscription Agreement. The Investor acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to Issuer or a subsidiary thereof, (ii) to non-U. S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions, and that any certificates representing the Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Investor acknowledges and agrees that the Shares will not immediately be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act, and that the provisions of Rule 144(i) will apply to the Shares. The Investor acknowledges and agrees that it has been advised to consult legal, tax and accounting prior to making any offer, resale, transfer, pledge or disposition of any of the Shares.

(c)       The Investor acknowledges and agrees that the Investor is purchasing the Shares directly from Issuer. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of Issuer, the Company, the Placement Agent, any of their respective affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of Issuer expressly set forth in Section 5 of this Subscription Agreement.

(d)       The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Shares, including, with respect to Issuer, the Transaction and the business of the Company and its subsidiaries. Without limiting the generality of the foregoing, the Investor acknowledges that it has reviewed Issuer’s filings with the U.S. Securities and Exchange Commission (the “SEC”). The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares.

(e)       The Investor became aware of this offering of the Shares solely by means of direct contact between the Investor and Issuer, the Company, the Placement Agent or a representative of Issuer, the Company or the Placement Agent, and the Shares were offered to the Investor solely by direct contact between the Investor and Issuer, the Company or a representative of Issuer or the Company. The Investor did not become aware of this offering of the Shares, nor were the Shares offered to the Investor, by any other means. The Investor acknowledges that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Issuer, the Company, the Placement Agent (as defined below), any of their respective affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing), other than the representations and warranties of Issuer contained in Section 5 of this Subscription Agreement, in making its investment or decision to invest in Issuer.

(f)       The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in Issuer’s filings with the SEC. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor acknowledges that Investor shall be responsible for any of the Investor’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that neither Issuer nor the Company has provided any tax advice or any other representation or guarantee regarding the tax consequences of the transactions contemplated by the Subscription Agreement. The Investor acknowledges that (A) it (i) is a sophisticated investor, experienced in investing in similar transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Shares and (B) the purchase and sales of the Shares hereunder meet (i) the exemptions from filing under FINRA Rule 5123(b)(1) and (ii) the institutional customer exception under FINRA Rule 2111(b).

(g)       Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in Issuer. The Investor acknowledges specifically that a possibility of total loss exists.

(h)       In making its decision to purchase the Shares, the Investor has relied solely upon independent investigation made by the Investor. Without limiting the generality of the foregoing, the Investor has not relied on any statements or other information provided by or on behalf of the Placement Agent or any of its affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing concerning Issuer, the Company, the Transaction, the Transaction Agreement, this Subscription Agreement or the transactions contemplated hereby or thereby, the Shares or the offer and sale of the Shares.

(i)       The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

(j)       If the Investor is not an individual, the Investor has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If the Investor is an individual, the Investor has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(k)       If the Investor is not an individual, the execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and (i) will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and will not violate any provisions of the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable and (ii) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Investor or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Investor or any of its subsidiaries is a party or by which the Investor or any of its subsidiaries is bound or to which any of the property or assets of the Investor is subject that would reasonably be expected to have a material adverse effect on the ability of the Investor to comply in all material respects with its obligations under this Subscription Agreement.

(l)       The signature on this Subscription Agreement is genuine, and the signatory has legal competence and capacity to execute the same or the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(m)       Neither the Investor nor any of its officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function, is (i) a person named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or any similar list of sanctioned persons administered by the European Union or any individual European Union member state, including the United Kingdom (collectively, “Sanctions Lists”); (ii) directly or indirectly owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (iii) organized, incorporated, established, located, resident or bom in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U. S. shell bank (collectively, a “Prohibited Investor”). The Investor represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Investor also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions administered by the United States, the European Union, or any individual European Union member state, including the United Kingdom. The Investor further represents that the funds held by the Investor and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

(n)       If the Investor is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U. S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U. S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with ERISA Plans, “Plans”), the Investor represents and warrants that (A) neither Issuer nor any of its affiliates (the “Transaction Parties”) has provided investment advice or has otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Shares, and none of the parties to the Transaction is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with the Investor’s investment in the Shares; (B) the decision to invest in the Shares has been made at the recommendation or direction of a fiduciary (for purposes of ERISA and/or Section 4975 of the Code, or any applicable Similar Law) with respect to the Investor’s investment in the Shares who is independent of the parties to the Transaction; and (C) its purchase of the Shares will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or any applicable Similar Law.

(o)       The Investor acknowledges that no disclosure or offering document has been prepared by Revere Securities, LLC (the “Placement Agent”) or any of its affiliates in connection with the offer and sale of the Shares.

(p)       The Investor acknowledges that none of the Placement Agent, nor any of its affiliates, nor any control persons, officers, directors, employees, agents or representatives of any of the foregoing has made any independent investigation with respect to Issuer, the Company or its subsidiaries or any of their respective businesses, or the Shares or the accuracy, completeness or adequacy of any information supplied to the Investor by Issuer.

(q)       The Investor acknowledges that in connection with the issue and purchase of the Shares, none of the Placement Agent or any of its affiliates have acted as the Investor’s financial advisor or fiduciary.

(r)       The Investor, when required to deliver payment to Issuer pursuant to Section 2 above, will have sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Shares pursuant to this Subscription Agreement.

7.       Registration Rights.

(a)       Purchaser agrees that, within forty-five (45) calendar days following the Closing Date (such deadline, the “Filing Deadline”), Purchaser will submit to or file with the SEC a registration statement for a shelf registration on Form F-l or Form F-3, as applicable (if the Purchaser is then eligible to use a Form F-3 shelf registration) (the “Registration Statement”), in each case, covering the resale of the Registrable Shares (as defined below) and Purchaser shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the 5th business day after the date Purchaser is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”); provided, however, that Purchaser’s obligations to include the Registrable Shares in the Registration Statement are contingent upon Investor furnishing a completed and executed selling shareholder’s questionnaire in customary form to Purchaser, that contains such information regarding Investor as required by the SEC rules to be included in the Registration Statement, the securities of Purchaser held by Investor and the intended method of disposition of the Registrable Shares (which shall be limited to non-underwritten public offerings) as shall be reasonably requested by Purchaser to effect the registration of the Registrable Shares, and Investor shall execute such documents in connection with such registration as Purchaser may reasonably request that are customary of a selling stockholder in similar situations, including providing that Purchaser shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; and further provided that Investor shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Shares. Any failure by Purchaser to file the Registration Statement by the Filing Deadline or to cause the effectiveness of such Registration Statement by the Effectiveness Deadline shall not otherwise relieve Purchaser of its obligations to file or effect the Registration Statement as set forth above in this Section 7. “Registrable Shares” shall mean, as of any date of determination, the Acquired Shares and any other equity security of Purchaser issued or issuable with respect to the Acquired Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise.

(b)       At its expense Purchaser shall:

(i)       except for such times as Purchaser is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which Purchaser determines to obtain, continuously effective with respect to Investor, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (A) Investor ceases to hold any Registrable Shares, (B) the date all Registrable Shares held by Investor may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for Purchaser to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (C) three years from the date of effectiveness of the Registration Statement. The period of time during which Purchaser is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii)       advise Investor, as expeditiously as possible:

(1) when a Registration Statement or any amendment thereto has been filed with the

SEC;

(2)       after it shall receive notice or obtain knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(3)       of the receipt by Purchaser of any notification with respect to the suspension of the qualification of the Registrable Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(4)       subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, Purchaser shall not, when so advising Investor of such events, provide Investor with any material, nonpublic information regarding Purchaser other than to the extent that providing notice to Investor of the occurrence of the events listed in (1) through (4) above constitutes material, nonpublic information regarding Issue.

(iii)       use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv)       upon the occurrence of any event contemplated in Section 7(b)(ii)(4) above, except for such times as Purchaser is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, Purchaser shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)       use its commercially reasonable efforts to cause all Registrable Shares to be listed on each securities exchange or market, if any, on which the Shares issued by Purchaser have been listed; and

(vi)       otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Investor, consistent with the terms of this Agreement, in connection with the registration of the Registrable Shares.

(c)       Purchaser will provide a draft of the Registration Statement to Investor for review at least two (2) business days in advance of filing the Registration Statement; provided that, for the avoidance of doubt, in no event shall Purchaser be required to delay or postpone the filing of such Registration Statement as a result of or in connection with the Investor’s review. In no event shall Investor be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that, if the Commission requests that Investor be identified as a statutory underwriter in the Registration Statement, Investor will have an opportunity to withdraw its Acquired Shares from the Registration Statement. Notwithstanding the foregoing, if the Commission prevents Purchaser from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Acquired Shares by Investor and the resale of Shares acquired by any Other Investors or otherwise, such Registration Statement shall register for resale such number of Acquired Shares which is equal to the maximum number of Acquired Shares as is permitted by the Commission. In such event, the number of Acquired Shares to be registered for Investor and the number of Shares to be registered for such Other Investors named in the Registration Statement shall be reduced pro rata among all such investors. In the event that Purchaser amends the Registration Statement in accordance with the foregoing, Purchaser will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more registration statements to register the resale of those Registrable Shares that were not registered on the initial Registration Statement, as so amended, and cause such amendment or Registration Statement to become effective as promptly as practicable.

(d)       Notwithstanding anything to the contrary in this Subscription Agreement, Purchaser shall be entitled to delay the filing or effectiveness of, or suspend the use of, the Registration Statement if it determines that in order for the Registration Statement not to contain a material misstatement or omission, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (ii) the negotiation or consummation of a transaction by Purchaser or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event Purchaser’s board of directors reasonably believes would require additional disclosure by Purchaser in the Registration Statement of material information that Purchaser has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of Purchaser’s board of directors to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (iii) in the good faith judgment of the majority of Purchaser’s board of directors, such filing or effectiveness or use of such Registration Statement, would be seriously detrimental to the Company and the majority of the Purchaser board or directors concludes as a result that it is essential to defer such filing (each such circumstance, a “Suspension Event”); provided, however, that Purchaser may not delay or suspend the Registration Statement on more than two occasions or for more than forty-five (45) consecutive calendar days, or more than ninety (90) total calendar days in each case during any twelve-month period. Upon receipt of any written notice from Purchaser of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the prospectus) not misleading, Investor agrees that (i) it will immediately discontinue offers and sales of the Registrable Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Investor receives copies of a supplemental or amended prospectus (which Purchaser agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Purchaser that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by Purchaser unless otherwise required by law or subpoena. If so directed by Purchaser, Investor will deliver to Purchaser or, in Investor’s sole discretion destroy, all copies of the prospectus covering the Registrable Shares in Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Shares shall not apply (A) to the extent Investor is required to retain a copy of such prospectus (1) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (2) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

(e)       Indemnification.

(i)       Purchaser agrees to indemnify, to the extent permitted by law, Investor (to the extent a seller under the Registration Statement), its directors, officers, members, managers, affiliates, shareholders, partners, employees, agents, advisers, and each person who controls Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the extent permitted by law, against all losses, claims, damages, liabilities and reasonable and documented out of pocket expenses (including reasonable and documented attorneys’ fees of one law firm) (collectively, “Losses”), as incurred, caused by or arising out of any untrue or alleged untrue statement of material fact relating to the Company and Issuer contained in any Registration Statement, prospectus included in any Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Purchaser by or on behalf of such Investor expressly for use therein, provided, however, that the indemnification contained in this Section 7(e) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall Purchaser be liable for any Losses to the extent they arise out of or are based upon a violation which occurs : (a) in connection with any failure of such person to deliver or cause to be delivered a Prospectus made available by Purchaser in a timely manner and required to be delivered by such person in connection with the offer or sale giving rise to such Losses, (b) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by Purchaser, or (c) in connection with any offers or sales effected by or on behalf of such Investor during a period in which Purchaser has suspended use of any Registration Statement as permitted by this Subscription Agreement.

(ii)       In connection with any Registration Statement in which an Investor is participating, such Investor shall furnish (or cause to be furnished) to Purchaser in writing such information and affidavits as Purchaser reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Purchaser, its directors and officers and each person or entity who controls Purchaser (within the meaning of the Securities Act) against any Losses resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained (or not contained in, in the case of an omission) in any information or affidavit so furnished in writing by on behalf of such Investor expressly for use therein; provided, however, that the liability of each such Investor shall be several and not joint and shall be in proportion to and limited to the net proceeds received by such Investor from the sale of Registrable Shares giving rise to such indemnification obligation.

(iii)       Any person or entity entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (providedthat the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(iv)       The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities.

(v)       If the indemnification provided under this Section 7(e) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(e)(i), (ii) and (iii) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(e)(v) from any person or entity who was not guilty of such fraudulent misrepresentation.

(f)       Purchaser will provide all customary and commercially reasonable cooperation necessary to (i) enable Investor to resell Registrable Shares pursuant to the Registration Statement or Rule 144, as applicable, (ii) qualify the Registrable Shares for listing on the primary stock exchange on which Purchaser’s common stock is then listed, (iii) update or amend the Registration Statement as necessary to include Registrable Shares and (iv) provide customary notice to holders of Registrable Shares.

(g)       Purchaser shall use its commercially reasonable efforts, at its sole expense, to cause its legal counsel to (a) issue to the transfer agent with respect to the Shares (the “Transfer Agent”) and maintain a “blanket” legal opinion instructing the Transfer Agent that, in connection with a sale of Acquired Shares that are “restricted securities” (i.e., securities issued pursuant to an exemption from the registration requirements of Section 5 of the Securities Act), the resale of which restricted securities has been registered pursuant to an effective resale registration statement by the holder thereof named in such resale registration statement, upon receipt of an appropriate broker representation letter and other such documentation as Purchaser’s counsel deems necessary and appropriate and after confirming compliance with relevant prospectus delivery requirements, it is authorized to remove any applicable restrictive legend and (b) if the Acquired Shares are not registered pursuant to an effective resale registration statement, issue to the Transfer Agent a legal opinion to facilitate the sale of the Acquired Shares and removal of any restrictive legends pursuant to any exemption from the registration requirements of Section 5 of the Securities Act that may be available to a requesting Investor.

8.       Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied, or are not capable of being satisfied, on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be or are not consummated at the Closing and (d) the Outside Date (as defined in the Transaction Agreement and as it may be extended as described therein) if the Closing has not occurred by such date; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. Purchaser shall notify the Investor of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with this Section 8, any monies paid by the Investor to Purchaser in connection herewith shall be promptly (and in any event within one business day after such termination) returned to the Investor.

9.       Trust Account Waiver. The Investor acknowledges that Issuer is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving Issuer and one or more businesses or assets. The Investor further acknowledges that, as described in Issuer’s prospectus relating to its initial public offering dated May 17, 2021 (the “IPO Prospectus”) available atwww.sec.gov, substantially all of Issuer’s assets consist of the cash proceeds of Issuer’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Issuer, its public shareholders and the underwriter of Issuer’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Issuer to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the IPO Prospectus. For and in consideration of Issuer entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement; provided, however, that nothing in this Section 9 shall be deemed to limit the Investor’s right, title, interest or claim to the Trust Account by virtue of the Investor’s (x) record or beneficial ownership of common stock acquired by any means other than pursuant to this Subscription Agreement or (y) redemption rights in connection with the Transaction with respect to any shares of common stock of Issuer owned by the Investor.

10.       Miscellaneous.

(a)       Neither this Subscription Agreement nor any rights that may accrue to the Investor hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned without the prior written consent of Issuer. Notwithstanding the foregoing, this Subscription Agreement and any of Investor’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager or investment advisor as the Investor or by an affiliate of such investment manager or investor advisor, without the prior consent of Issuer, provided that such assignee(s) agrees in writing to be bound by the terms hereof. Upon such assignment by the Investor, the assignee(s) shall become an Investor hereunder and have the rights and obligations provided for herein to the extent of such assignment; provided further that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager or investment advisor as the Investor or by an affiliate of such investment manager or investment advisor, unless consented to in writing by Issuer (such consent not to be unreasonably conditioned, delayed or withheld).

(b)       Issuer may request from the Investor such additional information as Issuer may deem necessary to evaluate the eligibility of the Investor to acquire the Shares and in connection with the inclusion of the Shares in the Registration Statement, and the Investor shall provide such information as may reasonably be requested. The Investor acknowledges that Issuer may file a copy of this Subscription Agreement with the SEC as an exhibit to a current or periodic report or a registration statement of Issuer.

(c)       The Investor acknowledges that Issuer, the Company, the Placement Agent (with the Company and the Placement Agent each separately as an express third-party beneficiary to this Agreement, including each with a right of enforcement) and others will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investor contained in this Subscription Agreement. Prior to the Closing, the Investor agrees to promptly notify Issuer, the Company and the Placement Agent if any of the acknowledgments, understandings, agreements, representations and warranties of the Investor set forth herein are no longer accurate. The Investor acknowledges and agrees that each purchase by the Investor of Shares from Issuer will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such purchase.

(d)       Issuer and the Placement Agent (as third-party beneficiary with right of enforcement) are each entitled to rely upon this Subscription Agreement and each is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(e)       All of the representations and warranties contained in this Subscription Agreement shall survive the Closing. All of the covenants and agreements made by each party hereto in this Subscription Agreement shall survive the Closing.

(f)       This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 8 above) except by an instrument in writing, signed by (i) Issuer, (ii) Investor and (iii) the Company. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties and third-party beneficiaries hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

(g)       This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 7 and Section 10(c) with respect to the persons referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(h)       Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i)       If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j)       This Subscription Agreement may be executed in one or more counterparts (including by electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k)       The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l)       This Subscription Agreement and all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(m)       THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, ATT THE YAUJIA HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN THIS SECTION 10(m) OF THIS SUBSCRIPTION AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

(n)       EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY; AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10(n).

(o)       As promptly as practicable following the date hereof, but in no event later than two (2) business days following the signing of this Subscription Agreement, the

Issuer shall, file with the Commission a Current Report on Form 8-K (the “Disclosure Document”) disclosing (i) all material terms of the transactions contemplated hereby and by the Other Subscription Agreements, (ii) all material terms of the Transaction and (iii) any other material, nonpublic information that Issuer has provided to the Investor any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, the Investor shall not be in possession of any material, non-public information received from Issuer or any of its officers, directors or employees or agents (including the Placement Agents) and the Investor shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with Issuer, the Placement Agents or any of their affiliates. Notwithstanding anything in this Subscription Agreement to the contrary, Issuer shall not publicly disclose the name of the Investor or any of its affiliates or its investment adviser, or include the name of the Investor or any of its affiliates or its investment adviser in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of the Investor, except as required by state or federal securities law, any governmental authority or stock exchange rule, in which case Issuer shall provide the Investor with prior written notice of such disclosure permitted under hereunder.

11.       Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Placement Agent, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the statements, representations and warranties of Issuer expressly contained in Section 5 of this Subscription Agreement, in making its investment or decision to invest in Issuer. The Investor acknowledges and agrees that none of (i) any other investor pursuant to this Subscription Agreement or any other subscription agreement related to the private placement of the Shares (including the investor’s respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), (ii) the Placement Agent, its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing, (iii) any other party to the Transaction Agreement, or (iv) any affiliates, or any control persons, officers, directors, employees, partners, agents or representatives of any of Issuer, the Company or any other party to the Transaction Agreement shall be liable to the Investor, or to any other investor, pursuant to this Subscription Agreement or any other subscription agreement related to the private placement of the Shares, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares.

12.       Press Releases. All press releases or other public communications relating to the transactions contemplated hereby between Issuer and the Investor, and the method of the release for publication thereof, shall prior to the Closing be subject to the prior approval of (i) Issuer, and (ii) to the extent such press release or public communication references the Investor by name, the Investor, which approval shall not be unreasonably withheld or conditioned; provided that neither Issuer nor the Investor shall be required to obtain consent pursuant to this Section 12 to the extent any proposed release or statement is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 12. The restriction in this Section 12 shall not apply to the extent the public announcement is required by applicable securities law, any governmental authority or stock exchange rule; provided, that in such an event, the applicable party shall use its commercially reasonable efforts to consult with the other party in advance as to its form, content and timing.

13.       Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in each case in this clause (iv), solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:

If to the Investor, to the address provided on the Investor’s signature page hereto.

If to the Issuer, to:

Mountain Crest Acquisition Corp. Ill

311 West 43rd Street

12th Floor

New York, NY 10036

Attention: Suying Liu

Email: sliu@mcacquisition.com

with copies to (which shall not constitute notice), to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attention: Mitchell S. Nussbaum, Esq.

Email: mnussbaum@loeb.com

and

ETAO International Group

1460 Broadway, 14th Floor

New York, NY 10036

Attn: Wensheng (Wilson) Liu

Email: wilson.liu@etao.cloud

with copies to (which shall not constitute notice), to:

Sichenzia Ross Ference, LLP

1185 Avenue of the Americas

31st Floor

New York, NY 10036

Attention: Huan Lou, Esq.

Email: hlou@SRF.LAW

or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

MOUNTAIN CREST ACQUISITION CORP. III

By:
Name:	Suying Liu
Title:	Chief Executive Officer

Accepted and agreed this ___ day of January, 2022.

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:
By:	By:
Name:	Name:
Title:	Title:

Date:

Name of Subscriber:	Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and	(Please print. Please indicate name and
Capacity of person signing above)	Capacity of person signing above)

Name in which securities are to be registered
(if different from the name of Subscriber listed directly above):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN:	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:
Attn:	Attn:
Telephone No.: _________________________	Telephone No.: _____________________
Facsimile No.: __________________________	Facsimile No.: ______________________

Aggregate Number of Subscribed Shares subscribed for:

_________________________________________

Aggregate Purchase Price: ______________.

You must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds, to be held in escrow until the Closing, to the account specified by the Issuer in the Closing Notice. To the extent the offering is oversubscribed, the number of Shares received may be less than the number of Shares subscribed for.

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

2.	☐ We are subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):

☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

☐ We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box) SUBSCRIBER:

☐        is:

☐        is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

*** AND ***

D.       13d-3 beneficial ownership information

This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.

Rule 501(a) under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐	Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended;

☐	Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐	Any investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in section 2(a)(48) of the Investment Company Act;

☐	Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐	Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, and with total assets in excess of $5,000,000;

☐	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D; or

☐	Any entity in which all of the equity owners are “accredited investors” meeting one or more of the above tests.

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	Any natural person whose individual net worth, or joint net worth with that person's spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating a natural person’s net worth under this category: (a) the person's primary residence shall not be included as an asset; (b) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability. This category will not apply to any calculation of a person's net worth made in connection with a purchase of securities in accordance with a right to purchase such securities, provided that (A) such right was held by the person on July 20, 2010, (B) the person qualified as an accredited investor on the basis of net worth at the time the person acquired such right and (C) the person held securities of the same issuer, other than such right, on July 20, 2010;

☐

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status. In determining whether to designate a professional certification or designation or credential from an accredited educational institution for purposes of this category, the Commission will consider, among others, the following attributes: (i) the certification, designation, or credential arises out of an examination or series of examinations administered by a self-regulatory organization or other industry body or is issued by an accredited educational institution, (ii) the examination or series of examinations is designed to reliably and validly demonstrate an individual's comprehension and sophistication in the areas of securities and investing, (iii) persons obtaining such certification, designation, or credential can reasonably be expected to have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of a prospective investment and (iv) an indication that an individual holds the certification or designation is either made publicly available by the relevant self-regulatory organization or other industry body or is otherwise independently verifiable;

☐	Any natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940 (17 CFR 270.3c-5(a)(4)), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

☐	Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1): (i) With assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; and

☐	Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in the prior category and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) thereunder.

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